Exhibit 10.2

FIRST AMENDMENT TO CREDIT AGREEMENT

          THIS FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of the 17th day of August, 2009 (this “First Amendment”), is entered into among The Valspar Corporation, a Delaware corporation (the “Company”), the Lenders (as defined in the hereinafter defined Credit Agreement) party hereto, and Wells Fargo Bank, National Association, as administrative agent for the Lenders (the “Administrative Agent”).

RECITALS

          A. The Company, the Borrowing Subsidiaries party thereto, the Lenders and the Administrative Agent are parties to that certain Three-Year Credit Agreement dated as of June 30, 2009 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein without definition shall have the meanings given to them in the Credit Agreement as they may be amended pursuant to this First Amendment.

          B. The Company, the Administrative Agent and the Required Lenders have agreed to make certain amendments to the Credit Agreement on the terms and conditions set forth herein.

STATEMENT OF AGREEMENT

          NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

AMENDMENTS TO CREDIT AGREEMENT

          1.1 Amendments to Section 1.1 Consisting of New Definitions. The following definitions are hereby added to Section 1.1 of the Credit Agreement in appropriate alphabetical order:

“‘First Amendment’ shall mean the First Amendment to Credit Agreement, dated as of August 17, 2009, among the Company, the Lenders party thereto, and the Administrative Agent.”

“‘First Amendment Effective Date’ has the meaning given to such term in Article III to the First Amendment.”

          1.2 Amendments to Section 1.1 Consisting of Modifications to Existing Definitions. The following definition in Section 1.1 of the Credit Agreement is hereby amended in its entirety as follows:

          “‘Lenders’ means the Persons listed on Schedule 2.01 and any other Person that shall have become a party hereto pursuant to either a joinder agreement pursuant to Section 2.23(c)(i) or an Assignment and Assumption, other than any such Person that shall have ceased to be a party hereto pursuant to an Assignment and Assumption.”

          1.3 Amendments to Section 2.23 (Increase in Revolving Commitments).

(a) The introductory clause in Section 2.23(a) of the Credit Agreement is hereby amended in its entirety as follows:

“From time to time on and after the Effective Date and prior to the date of termination of the Revolving Commitments but not more than 2 times during any 12-month period,”

(b) Section 2.23(a) of the Credit Agreement is hereby amended by replacing the figure “$15,000,000” on the 5th line thereof, and substituting therefor the figure “$10,000,000”.

ARTICLE II

WAIVER

          The Company has notified the Administrative Agent that Chang Hwa Commercial Bank, Ltd., Los Angeles Branch desires to join the Credit Agreement as a Lender with a Revolving Commitment of $10,000,000, and the Required Lenders, by their execution hereof, hereby waive the requirement in Section 2.23(a) of the Credit Agreement of at least 30 days prior notice of the increase of the aggregate amount of the Revolving Commitment resulting from the joinder of Chang Hwa Commercial Bank, Ltd., Los Angeles Branch to the Credit Agreement. Except as expressly set forth herein, this waiver shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Issuing Banks, the Administrative Agent or the Borrowers under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrowers to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

ARTICLE III

CONDITIONS OF EFFECTIVENESS

          This First Amendment shall become effective as of the date (such date being referred to as the “First Amendment Effective Date”) on which the Administrative Agent shall have received, dated as of the First Amendment Effective Date, an executed counterpart hereof from the Company and the Required Lenders.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

          The Company (on behalf of itself and its Subsidiaries) represents and warrants to the Administrative Agent, the Issuing Banks and the Lenders that (i) the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the First Amendment Effective Date, both immediately before and after giving effect to this First Amendment (except to the extent any such representation or warranty is expressly stated to have been made as of a specific date, in which case such representation or warranty shall be true and correct in all material respects as of such date), (ii) this First Amendment has been duly authorized, executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company and the Borrowing Subsidiaries enforceable against them in accordance with its terms, and (iii) no Default or Event of Default shall have occurred and be continuing on the First Amendment Effective Date, both immediately before and after giving effect to this First Amendment.

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ARTICLE V

ACKNOWLEDGEMENT AND CONFIRMATION OF THE COMPANY

          The Company hereby confirms and agrees, on behalf of itself and the Borrowing Subsidiaries, that after giving effect to this First Amendment, the Credit Agreement and the other Loan Documents remain in full force and effect and enforceable against each Borrower in accordance with their respective terms and shall not be discharged, diminished, limited or otherwise affected in any respect, and the amendments contained herein shall not, in any manner, be construed to constitute payment of, or impair, limit, cancel or extinguish, or constitute a novation in respect of, the Obligations of any Borrower evidenced by or arising under the Credit Agreement and the other Loan Documents, which shall not in any manner be impaired, limited, terminated, waived or released, but shall continue in full force and effect. The Company represents and warrants to the Lenders on behalf of itself and the Borrowing Subsidiaries that it has no knowledge of any claims, counterclaims, offsets, or defenses to or with respect to its obligations under the Loan Documents, or if any Borrower has any such claims, counterclaims, offsets, or defenses to the Loan Documents or any transaction related to the Loan Documents, the same are hereby waived, relinquished, and released in consideration of the execution of this First Amendment. This acknowledgement and confirmation by the Company is made and delivered to induce the Administrative Agent and the Lenders to enter into this First Amendment, and the Company acknowledges that the Administrative Agent and the Lenders would not enter into this First Amendment in the absence of the acknowledgement and confirmation contained herein.

ARTICLE VI

MISCELLANEOUS

          6.01 Governing Law. This First Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York.

          6.02 Full Force and Effect. Except as expressly amended hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof on the date hereof. As used in the Credit Agreement, “hereinafter,” “hereto,” “hereof,” and words of similar import shall, unless the context otherwise requires, mean the Credit Agreement after amendment by this First Amendment. Any reference to the Credit Agreement or any of the other Loan Documents herein or in any such documents shall refer to the Credit Agreement and Loan Documents as amended hereby. This First Amendment is limited as specified and shall not constitute or be deemed to constitute an amendment, modification or waiver of any provision of the Credit Agreement except as expressly set forth herein. This First Amendment shall constitute a Loan Document under the terms of the Credit Agreement.

          6.03 Expenses. The Company agrees on demand (i) to pay all reasonable fees and expenses of counsel to the Administrative Agent, and (ii) to reimburse the Administrative Agent for all reasonable out-of-pocket costs and expenses, in each case, in connection with the preparation, negotiation, execution and delivery of this First Amendment and the other Loan Documents delivered in connection herewith.

          6.04 Severability. To the extent any provision of this First Amendment is prohibited by or invalid under the applicable law of any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity and only in any such jurisdiction, without prohibiting or invalidating such provision in any other jurisdiction or the remaining provisions of this First Amendment in any jurisdiction.

          6.05 Successors and Assigns. This First Amendment shall be binding upon, inure to the benefit of and be enforceable by the respective successors and permitted assigns of the parties hereto.

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          6.06 Construction. The headings of the various sections and subsections of this First Amendment have been inserted for convenience only and shall not in any way affect the meaning or construction of any of the provisions hereof.

          6.07 Counterparts. This First Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this First Amendment by telecopy or by electronic mail in a .pdf or similar file shall be effective as delivery of a manually executed counterpart of this First Amendment. A complete set of counterparts shall be lodged with the Company and the Administrative Agent.

[THE BALANCE OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

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          IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

THE VALSPAR CORPORATION

by

	Name:	Tyler Treat
	Title:	Treasurer

WELLS FARGO BANK, NATIONAL
ASSOCIATION, as Administrative Agent, an
Issuing Bank, and a Lender

By:
Name:
Title:

BANK OF AMERICA, N.A.

By:

Name:

Title:

Deutsche Bank AG New York Branch

By:

Name:

Title:

By:

Name:

Title:

THE BANK OF TOKYO-MITSUBISHI UFJ,
LTD., as a Lender

By:

Name:

Title:

PNC Bank, National Association

By:

Name:

Title:

Commonwealth Bank of Australia

By:

Name:

Title:

Comerica Bank

By:

Name:

Title: